                                                                 EXHIBIT (24)(a)

                   POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof plus all amounts available for issuance pursuant to Registration Statement No. 333-40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Lawrence R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.

                                        /s/ Louis V. Gerstner, Jr.
                                        ------------------------------
                                        Louis V. Gerstner, Jr.
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer

                      POWER OF ATTORNEY OF DOUGLAS L. MAINE


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolution dated the date hereof plus all amounts available for issuance pursuant to Registration Statement No. 333-40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Mark Loughridge, Jeffrey
D. Serkes, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys- in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                     /s/ Douglas L. Maine
                                                     -----------------------
                                                     Douglas L. Maine
                                                     Senior Vice President and
                                                     Chief Financial Officer

                      POWER OF ATTORNEY OF MARK LOUGHRIDGE


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof plus all amounts available for issuance pursuant to Registration Statement No. 333-40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Douglas L. Maine Jeffrey D. Serkes, Daniel
E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or eac without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                   /s/ Mark Loughridge
                                                   -------------------------
                                                   Mark Loughridge
                                                   Vice President and Controller

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                   /s/ Cathleen Black
                                                   -----------------------------
                                                   Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                            /s/ Kenneth I. Chenault
                                            ------------------------------------
                                            Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                           /s/ Nannerl O. Keohane
                                           ------------------------
                                           Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                      /s/ Charles F. Knight
                                                      --------------------------
                                                      Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                       /s/ Minoru Makihara
                                                       -------------------------
                                                       Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                           /s/ Lucio A. Noto
                                           -----------------
                                           Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                 /s/ John B. Slaughter
                                                 ---------------------
                                                 Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                 /s/ Alex Trotman
                                                 ----------------
                                                 Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                                     /s/ Lodewijk C. van Wachem
                                                     ---------------------------
                                                     Director

                        POWER OF ATTORNEY OF IBM DIRECTOR


         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 in a total amount which includes $4,000,000,000 authorized by resolutions dated the date hereof, plus all amounts available for issuance pursuant to Registration Statement No. 333- 40669, of Indebtedness, Preferred Stock, Depositary Shares, Capital Stock and Warrants (collectively the "Securities") of the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence
R. Ricciardi, Douglas L. Maine, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, Andrew Bonzani and James H. Hodge, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of October, 1998.



                                              /s/ Charles M. Vest
                                              --------------------
                                              Director